UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2013, EnerJex Resources, Inc., a Nevada corporation ("Registrant") completed the termination of the general partnership agreement, which is made effective as of December 31, 2012, with Viking Energy Partners, LLC, a Texas limited liability company ("Viking"), and FL Oil Holdings, LLC, a Florida limited liability ("FL Oil") company.

As previously disclosed, Registrant, Viking and FL Oil (each, a "Partner" and collectively, the "Partners") had formed Rantoul Partners, a Delaware general partnership ("Rantoul"), pursuant to the Rantoul Partners General Partnership Agreement (as amended by that certain First Amendment to General Partnership Agreement, dated as of March 30, 2012, and that certain Second Amendment to General Partnership Agreement (the "Second Amendment"), dated as of November 1, 2012, the "Partnership Agreement"). The Partners had formed Rantoul Partners to own, develop, and exploit oil properties in the "Rantoul Project" located in Kansas.

The Partners holding a majority of the Voting Power of all Partners elected to dissolve Rantoul Partners and liquidate its affairs, as authorized under Section 6.1(c) of the Partnership Agreement. The Partners have distributed the assets of Rantoul Partners in accordance with Section 6.4 of the Partnership Agreement.

In order to effect the dissolution and liquidation of Rantoul Partners, Registrant and/or its subsidiaries entered into several material definitive agreements and terminated others. These agreements are described below.

Partial Assignment of Assets to Working Interest, LLC

Prior to the dissolution and liquidation of Rantoul Partners, Registrant held a 75% beneficial undivided interest in the assets of the Partnership. As part of the distribution of the interests in Rantoul Partners to the Partners, the Partners entered into a Partial Assignment of Assets on January 24, 2013 (the "Assignment"), which is made effective as of December 31, 2012, with Working Interest, LLC, a Kansas limited liability company ("Working Interest").

Under the Assignment, Rantoul Partners assigned to Working Interest all of Registrant's beneficial undivided interest in the assets of Rantoul Partners. As noted below, Registrant is the sole member of Working Interest.

The foregoing summary is qualified in its entirety by reference to the text of the Assignment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Fourth Amendment to Amended and Restated Credit Agreement

Registrant is (i) the sole stockholder of EnerJex Kansas, Inc., a Nevada corporation ("EnerJex Kansas"), and DD Energy, Inc., a Nevada corporation ("DD Energy"), and (ii) the sole member of both Black Sable Energy, LLC, a Texas limited liability company ("BSE") and Working Interest (together with Registrant, Enerjex Kansas, DD Energy, and BSE, the "Borrowers").

The Borrowers, Texas Capital Bank, a national banking association ("TCB"), as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement (the “Banks”), as defined below, previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011 (as amended by the First Amendment thereto dated December 14, 2011 (the “First Amendment”), the Second Amendment thereto dated August 31, 2012, the Third Amendment thereto dated November 2, 2012, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement").

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The Borrowers had requested that TCB and the Banks consent to the dissolution of Rantoul Partners, the distribution of the assets of Rantoul Partners, and the Assignment (such transactions, collectively, the “Restructuring Transactions”). TCB and the Banks consented to the Restructuring Transactions subject to Working Interest's granting Liens, as defined in the Credit Agreement, to the extent of Registrant’s seventy-five percent (75%) interest in and to Rantoul Partners' assets under the Assignment.

On January 24, 2013, the Borrowers entered into a Fourth Amendment to Amended and Restated Credit Agreement, which was made effective as of December 31, 2012 (the "Fourth Amendment") with TCB and the Banks. By executing the Fourth Amendment, TCB and the Banks consented to the Restructuring Transactions. In addition, under the Fourth Amendment, TCB and the Banks terminated a Limited Guaranty, as defined in the Credit Agreement, executed by Rantoul Partners in favor of TCB and the Banks.

As one of the conditions of TCB and the Banks' entering into the Fourth Amendment, Working Interest executed an amendment to the Collateral Documents, as defined in the Credit Agreement, granting a Lien in and to the Rantoul Assets assigned to Working Interest pursuant to the Assignment.

The description herein of the Fourth Amendment is qualified in its entirety, and the terms are incorporated herein, by reference to the Fourth Amendment, the form of which is filed as Exhibit 10.2 hereto.

First Amendment to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues

In accordance with Article VI of the Fourth Amendment, the Borrowers are obligated to reaffirm their obligations under the Loan Documents to which they are a party and agree that all Loan Documents to which they are a party remain in full effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by the Fourth Amendment thereby).

In connection with the Credit Agreement, Registrant's subsidiary Working Interest executed and delivered that certain Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues (the "Original Mortgage") dated October 3, 2011, in favor of TCB.

Working Interest and TCB desired to amend the Original Mortgage to, among other things, (i) secure the payment of indebtedness owed or to be owing to TCB by Working Interest pursuant to the terms of the Credit Agreement, and (ii) amend Exhibit "A-1" to the original Mortgage and thereby supplement the Original Mortgage by the inclusion of additional properties, all such properties to be part of the Mortgage Property (as defined in the Original Mortgage).

On January 24, 2013, Working Interest entered into that certain First Amendment to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues, which is made effective as of December 31, 2012, by and among Working Interest and TCB (the "First Amendment").

The description herein of the First Amendment is qualified in its entirety, and the terms are incorporated herein, by reference to the First Amendment, the form of which is filed as Exhibit 10.3 hereto.

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Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues

In connection with the Credit Agreement, Working Interest executed and delivered on January 24, 2013, that certain Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues, dated effective as of December 31, 2012, by and between Working Interest, as Mortgagor and Debtor, to TCB, as Mortgagee and Secured Party (the "Working Interest Mortgage").

Pursuant to the Working Interest Mortgage, Working Interest granted, bargained, warranted, sold, conveyed, mortgaged, pledged, transferred, assigned and set over to TCB for itself, the Banks, and for any Approved Counterparty (as defined in the Credit Agreement) under an Intercreditor Agreement (as defined in the Credit Agreement) all of its rights, titles, interests and estates in and to certain property, including oil and gas properties, pipelines, and other interests.

The description herein of the Working Interest Mortgage is qualified in its entirety, and the terms are incorporated herein, by reference to the Working Interest Mortgage, the form of which is filed as Exhibit 10.4 hereto.

Joint Operating Agreement

On January 24, 2013, Registrant and certain of its subsidiaries entered into a new Joint Operating Agreement, which is effective as of December 31, 2012, defining the rights and responsibilities of the operator and non-operator or non-operators of certain area of mutual interest ("AMI") leases that previously were governed by a Joint Operating Agreement to which Rantoul Partners was a party (the "JOA"). As a result of the dissolution of Rantoul Partners, a previous Joint Operating Agreements by and between Enerjex Kansas, as Operator, and Viking, as a non-operator, dated June 30, 2012, was terminated.

Item 1.02 Termination of A Material Definitive Agreement.

The disclosures required by this Item 1.02 are included in Item 1.01 and are incorporated herein by reference.

No material early termination penalties were incurred by the Company in connection with the termination and dissolution of Rantoul Partners.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

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The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Partial Assignment of Assets dated December 31, 2012.
10.2	Fourth Amendment To Amended And Restated Credit Agreement dated December 28, 2012.
10.3	First Amendment to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated December 28, 2012.
10.4	Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues, dated December 28, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

Date: January 30, 2013
By: /s/ Robert G. Watson, Jr.
Robert G. Watson, Jr., Chief Executive Officer

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